                                                                  EXHIBIT 10.3.3

                                THIRD AMENDMENT


                                      TO



                         EAGLE MOUNTAIN LEASE BETWEEN



                     MANAGEMENT & TRAINING CORPORATION AND



                             KAISER VENTURES INC.
















                        EFFECTIVE:    NOVEMBER 16, 1997

                           THIRD AMENDMENT TO LEASE
                           ------------------------



     THIS AMENDMENT is made on November 16, 1997, by and between KAISER VENTURES INC. (formerly KAISER STEEL RESOURCES, INC. and MANAGEMENT AND TRAINING CORPORATION (Tenant)



     It is expressly covenanted and agreed by and between Landlord and Tenant as follows:


ARTICLE III - TERM
------------------

     3.1 - This section is amended to extend the term of the agreement for fourteen (14) months. This Lease will, therefore, continue through January 31, 1999.

ARTICLE XXIV - NOTICES
----------------------

     24.1 - This section is amended to correct the name and address of the Landlord as follows:

                    Kaiser Ventures Inc.
                    3633 East Inland Empire Boulevard
                    Ontario, CA 91764
                    Attention:  President



     All other provisions of the Lease dated November 16, 1987, and the First and Second Amendments thereto, remain in full force and effect and are unchanged by this Amendment.

     IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT to the Lease as of the day and year first above written.


Management & Training Corporation


By:  /s/ R. Russell
     ---------------------------------------
     R. Russell

Title:  V.P. Corrections
        ------------------------------------


Kaiser Ventures Inc.

By:    /s/ Gerald A. Fawcett
       -------------------------------------
       Gerald A. Fawcett

Title:  President and Chief Operating Officer
        -------------------------------------